Exhibit 99.1

News Release
nVent Reports Third Quarter 2018 Financial Results
Quarter Driven by Strong Sales Growth in Enclosures and Electrical & Fastening Solutions

•	Reported sales of $564 million were up 4%; Organic sales up 5%

•	Reported EPS of $0.38; Adjusted EPS of $0.46

•	Reported return on sales of 16.6% or 20.4% on an adjusted basis

Reconciliations of GAAP (reported) to Non-GAAP measures are in the attached financial tables.
LONDON, UNITED KINGDOM – October 25, 2018 – nVent Electric plc (NYSE:NVT) (“nVent”), a global leader in electrical connection and protection solutions, today announced financial results for the third quarter of 2018 and provided guidance for the fourth quarter and full-year 2018.
Third quarter sales of $564 million grew 4 percent relative to the third quarter 2017 and grew 5 percent organically, which excludes the impact from currency fluctuations. Third quarter 2018 earnings per diluted share (“EPS”) were $0.38 while on an adjusted basis, the company had EPS of $0.46. Segment income, adjusted net income, free cash flow and adjusted EPS are described in the attached schedules.
Third quarter 2018 operating income was $94 million, down from $100 million in the same quarter in 2017. On an adjusted basis, segment income excluding corporate and other costs was $128 million, up 5 percent compared to the third quarter of 2017.
"nVent posted strong sales in the third quarter growing 4 percent as reported or over 5 percent organically, which was above the high end of guidance. We are executing on the One nVent strategy to deliver growth as demonstrated in the third quarter," said Beth Wozniak, nVent's Chief Executive Officer. "Reported EPS of $0.38 and adjusted EPS of $0.46 were in line with our prior guidance and we feel confident in our ability to deliver on our 2018 commitments."

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THIRD QUARTER PERFORMANCE ($ in millions)

nVent Electric plc
	Three months ended
	September 30, 2018	September 30, 2017	% / point change
Net Sales	$564	$541	4%
Organic			5%
Operating Income	$94	$100	-6%
Reported ROS	16.6%	18.4%
Segment Income	$115	$114	1%
Adjusted ROS	20.4%	21.1%	-70 bps

Enclosures
	Three months ended
	September 30, 2018	September 30, 2017	% / point change
Net Sales	$260	$242	7%
Organic			8%
ROS	18.3%	18.2%	10 bps
Enclosures sales growth was broad based across geographic regions and verticals. Third quarter ROS improved 10 basis points as the company saw positive price and productivity while continuing to make progress on its commitment to improve segment margin.

Thermal Management
	Three months ended
	September 30, 2018	September 30, 2017	% / point change
Net Sales	$157	$159	-1%
Organic			2%
ROS	26.6%	27.2%	-60 bps
Thermal Management saw positive organic growth while up against a difficult comparison to 2017. Sales strength was driven by our Industrial Maintenance, Repair and Overhaul and Commercial businesses, and we saw a modest contribution to sales from our longer cycle Energy business.

Electrical & Fastening Solutions ("EFS")
	Three months ended
	September 30, 2018	September 30, 2017	% / point change
Net Sales	$147	$140	5%
Organic			6%
ROS	26.5%	25.2%	130 bps
EFS saw steady demand for its products across multiple verticals, which resulted in strong sales growth during the quarter. A combination of price plus productivity were the main drivers behind the 130 basis point ROS expansion.

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GUIDANCE FOR FULL-YEAR AND FOURTH QUARTER 2018
The company now estimates reported sales growth for the full-year 2018 of 4 to 5 percent, which represents 3 to 4 percent organic growth versus the prior year. The company has narrowed its estimate of guidance for full-year 2018 GAAP EPS to $1.28 to $1.32 and $1.73 to $1.77 on an adjusted basis.
The company estimates reported sales growth for the fourth quarter of 2018 of 1 to 3 percent and 2 to 4 percent on an organic basis. The company estimates fourth quarter 2018 EPS on a GAAP basis of $0.37 to $0.41 and adjusted EPS of $0.44 to $0.48.
DIVIDENDS
nVent previously announced on July 23, 2018 that its Board of Directors approved a regular cash dividend of $0.175 per share, which was paid during the third quarter on August 17, 2018. nVent also announced on September 18, 2018 that its Board of Directors approved a regular cash dividend of $0.175 per share, payable during the fourth quarter on November 2, 2018.

EARNINGS CONFERENCE CALL
nVent’s management team will discuss the company’s third quarter performance on a conference call with analysts and investors at 9:00 a.m. Eastern today. A live audio webcast of the conference call and materials will be available through the “Investor Relations” section of the company’s website (http://investors.nvent.com). To participate, please dial 855-493-3495 or 720-405-2160 along with conference number 5679615 approximately ten minutes before the 9:00 a.m. EDT start. A replay of the conference call will be made accessible once it becomes available and will remain accessible through midnight on November 29, 2018 by dialing 855-859-2056 or 404-537-3406, along with the above conference number.
About nVent

nVent is a leading global provider of electrical connection and protection solutions. We believe our inventive electrical solutions enable safer systems and ensure a more secure world. We design, manufacture, market, install and service high performance products and solutions that connect and protect some of the world's most sensitive equipment, buildings and critical processes. We offer a comprehensive range of enclosures, electrical connections and fastening and thermal management solutions across industry-leading brands that are recognized globally for quality, reliability and innovation. Our principal office is in London, United Kingdom and our management office in the United States is in Minneapolis, Minnesota. Our robust portfolio of leading electrical product brands dates back more than 100 years and includes nVent CADDY, ERICO, HOFFMAN, RAYCHEM, SCHROFF and TRACER.
nVent, CADDY, ERICO, HOFFMAN, RAYCHEM, SCHROFF and TRACER are trademarks owned or licensed by nVent Services GmbH or its affiliates.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains statements that we believe to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact are forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “forecasts,” “should,” “would,” “positioned,” “strategy,” “future,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. All projections in this press release are also forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include the ability to realize the anticipated benefits from our separation from Pentair (the “Separation”); adverse effects on our business operations or financial results as a result of the consummation of the Separation; the ability of our business to operate independently following the Separation; overall global economic and business conditions impacting our business; the ability to achieve the benefits of our restructuring plans; the ability to successfully identify, finance, complete and integrate acquisitions; competition and pricing pressures in the markets we serve, including the impacts of tariffs; the strength of housing and related markets; volatility in currency exchange rates and commodity prices; inability to generate savings from excellence in operations initiatives consisting of lean enterprise, supply

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management and cash flow practices; increased risks associated with operating foreign businesses; the ability to deliver backlog and win future project work; failure of markets to accept new product introductions and enhancements; the impact of changes in laws and regulations, including those that limit U.S. tax benefits; the outcome of litigation and governmental proceedings; and the ability to achieve our long-term strategic operating goals. Additional information concerning these and other factors is contained in our filings with the Securities and Exchange Commission, including nVent’s Registration Statement on Form 10, as amended. All forward-looking statements speak only as of the date of this press release. nVent assumes no obligation, and disclaims any obligation, to update the information contained in this press release.

Investor Contact
J.C. Weigelt
Vice President, Investor Relations
nVent
763.204.7750
JC.Weigelt@nVent.com

Media Contact
Jill Saletta
Vice President, Communications
nVent
763.204.7771
Jill.Saletta@nVent.com

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nVent Electric plc
Condensed Consolidated and Combined Statements of Income (Unaudited)

	Three months ended		Nine months ended
In millions, except per-share data	September 30, 2018	September 30, 2017	September 30, 2018	September 30, 2017
Net sales	$563.9	$540.6	$1,645.5	$1,556.0
Cost of goods sold	334.8	320.5	988.1	927.5
Gross profit	229.1	220.1	657.4	628.5
% of net sales	40.6%	40.7%	40.0%	40.4%
Selling, general and administrative	124.1	110.0	399.1	339.4
% of net sales	22.0%	20.3%	24.3%	21.8%
Research and development	11.3	10.5	33.7	32.4
% of net sales	2.0%	1.9%	2.0%	2.1%
Operating income	93.7	99.6	224.6	256.7
% of net sales	16.6%	18.4%	13.6%	16.5%
Net interest expense	11.7	0.2	21.6	0.4
Other expense	0.9	1.4	7.2	4.2
Income before income taxes	81.1	98.0	195.8	252.1
Provision for income taxes	12.9	18.3	32.0	46.4
Effective tax rate	15.9%	18.7%	16.3%	18.4%
Net income	$68.2	$79.7	$163.8	$205.7
Earnings per ordinary share
Basic	$0.38	$0.45	$0.92	$1.15
Diluted	$0.38	$0.44	$0.90	$1.14
Weighted average ordinary shares outstanding
Basic	179.3	179.0	178.8	179.0
Diluted	181.5	181.2	181.1	181.2

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nVent Electric plc
Condensed Consolidated and Combined Balance Sheets (Unaudited)

	September 30, 2018	December 31, 2017
In millions
Assets
Current assets
Cash and cash equivalents	$106.0	$26.9
Accounts and notes receivable, net	365.5	349.3
Inventories	237.1	224.1
Other current assets	126.7	132.3
Total current assets	835.3	732.6
Property, plant and equipment, net	264.0	265.8
Other assets
Goodwill	2,237.6	2,238.2
Intangibles, net	1,190.0	1,236.6
Other non-current assets	56.2	251.8
Total other assets	3,483.8	3,726.6
Total assets	$4,583.1	$4,725.0
Liabilities and Equity
Current liabilities
Current maturities of long-term debt and short-term borrowings	$11.3	$—
Accounts payable	141.9	174.1
Employee compensation and benefits	74.0	75.5
Other current liabilities	198.1	141.3
Total current liabilities	425.3	390.9
Other liabilities
Long-term debt	932.7	—
Pension and other post-retirement compensation and benefits	179.0	176.7
Deferred tax liabilities	255.7	279.4
Other non-current liabilities	74.8	86.7
Total liabilities	1,867.5	933.7
Equity	2,715.6	3,791.3
Total liabilities and equity	$4,583.1	$4,725.0

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nVent Electric plc
Condensed Consolidated and Combined Statements of Cash Flows (Unaudited)

	Nine months ended
In millions	September 30, 2018	September 30, 2017
Operating activities
Net income	$163.8	$205.7
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Depreciation	27.6	27.3
Amortization	45.8	46.0
Deferred income taxes	(4.3)	(3.9)
Share-based compensation	9.3	11.4
Changes in assets and liabilities, net of effects of business acquisitions
Accounts and notes receivable	(21.7)	(33.6)
Inventories	(18.5)	(13.4)
Other current assets	(8.2)	(17.6)
Accounts payable	(28.1)	(16.8)
Employee compensation and benefits	4.0	1.3
Other current liabilities	30.0	57.8
Other non-current assets and liabilities	(17.1)	34.2
Net cash provided by (used for) operating activities	182.6	298.4
Investing activities
Capital expenditures	(28.5)	(25.1)
Proceeds from sale of property and equipment	2.3	3.9
Acquisitions, net of cash acquired	(2.0)	(13.6)
Net cash provided by (used for) investing activities	(28.2)	(34.8)
Financing activities
Net repayments of short-term borrowings	(0.3)	—
Proceeds from long-term debt	1,000.0	—
Repayments of long-term debt	(50.0)	—
Debt issuance costs	(9.9)	—
Cash provided at separation to Parent	(993.6)	—
Dividends paid	(31.4)	—
Net transfers to Parent prior to separation	—	(241.7)
Shares issued to employees, net of shares withheld	10.1	—
Net cash provided by (used for) financing activities	(75.1)	(241.7)
Effect of exchange rate changes on cash and cash equivalents	(0.2)	(16.2)
Change in cash and cash equivalents	79.1	5.7
Cash and cash equivalents, beginning of year	26.9	21.5
Cash and cash equivalents, end of year	$106.0	$27.2

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nVent Electric plc
Supplemental Financial Information by Reportable Segment (Unaudited)

	2018				2017
In millions	First Quarter	Second Quarter	Third Quarter	Nine Months	First Quarter	Second Quarter	Third Quarter	Nine Months
Net sales
Enclosures	$254.1	$255.6	$259.5	$769.2	$226.5	$234.1	$241.7	$702.3
Thermal Management	147.9	139.0	157.4	444.3	145.4	139.9	159.1	444.4
Electrical & Fastening Solutions	136.9	148.1	147.0	432.0	130.3	139.2	139.8	409.3
Total	$538.9	$542.7	$563.9	$1,645.5	$502.2	$513.2	$540.6	$1,556.0
Segment income (loss)
Enclosures	$40.6	$47.9	$47.4	$135.9	$40.3	$45.7	$44.1	$130.1
Thermal Management	33.5	30.4	41.9	105.8	26.0	27.6	43.3	96.9
Electrical & Fastening Solutions	31.7	40.9	38.9	111.5	31.7	41.3	35.2	108.2
Other	(12.3)	(12.4)	(13.2)	(37.9)	(9.3)	(8.9)	(8.7)	(26.9)
Total	$93.5	$106.8	$115.0	$315.3	$88.7	$105.7	$113.9	$308.3
Return on sales
Enclosures	16.0%	18.7%	18.3%	17.7%	17.8%	19.5%	18.2%	18.5%
Thermal Management	22.7%	21.9%	26.6%	23.8%	17.9%	19.7%	27.2%	21.8%
Electrical & Fastening Solutions	23.2%	27.6%	26.5%	25.8%	24.3%	29.7%	25.2%	26.4%
Total	17.4%	19.7%	20.4%	19.2%	17.7%	20.6%	21.1%	19.8%

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nVent Electric plc
Reconciliation of the GAAP year ended December 31, 2018 to the non-GAAP financial measures excluding the effect of 2018 adjustments (Unaudited)

	Actual			Forecast (1)
In millions, except per-share data	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Net sales	$538.9	$542.7	$563.9	$545 - $560	$2,190 - $2,205
Operating income	65.6	65.3	93.7	90 - 100	315 - 325
% of net sales	12.2%	12.0%	16.6%	16% - 18%	14% - 15%
Adjustments:
Restructuring and other	2.8	2.3	1.3	—	6
Intangible amortization	15.4	15.2	15.2	15	61
Separation costs	9.7	24.8	4.8	—	39
Corporate Allocations	—	(0.8)	—	—	(1)
Segment income	93.5	106.8	115.0	105 - 115	420 - 430
Return on sales	17.4%	19.7%	20.4%	19% - 20%	19% - 20%
Corporate and other costs	12.3	12.4	13.2	13	51
Segment income excluding corporate and other costs	105.8	119.2	128.2	118 - 128	471 - 481
Net income - as reported	52.3	43.3	68.2	68 - 75	232 - 239
Interest expense adjustment - pro forma	(5.6)	—	—	—	(6)
Adjustments to operating income	27.9	41.5	21.3	15	106
Pension and other post-retirement mark-to-market loss	—	4.1	—	—	4
Income tax adjustments	(4.0)	(9.8)	(5.5)	(3)	(22)
Net income - pro forma adjusted	$70.6	$79.1	$84.0	$80 - $87	$314 - $321
Diluted earnings per ordinary share - pro forma adjusted
Diluted earnings per ordinary share - pro forma	$0.29	$0.24	$0.38	$0.37 - $0.41	$1.28 - $1.32
Adjustments	0.10	0.20	0.08	0.07	0.45
Diluted earnings per ordinary share - pro forma adjusted	$0.39	$0.44	$0.46	$0.44 - $0.48	$1.73 - $1.77
Diluted weighted average ordinary shares outstanding - pro forma	181.2	180.8	181.5	182	182
(1) Forecast information represents an approximation

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nVent Electric plc
Reconciliation of the GAAP year ended December 31, 2017 to the non-GAAP financial measures excluding the effect of 2017 adjustments (Unaudited)

In millions	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Net sales	$502.2	$513.2	$540.6	$541.9	$2,097.9
Operating income	67.6	89.5	99.6	59.4	316.1
% of net sales	13.5%	17.4%	18.4%	11.0%	15.1%
Adjustments:
Restructuring and other	9.3	3.7	—	—	13.0
Intangible amortization	15.3	15.3	15.4	15.4	61.4
Trade name impairment	—	—	—	16.4	16.4
Separation costs	—	2.2	4.7	9.2	16.1
Corporate allocations	(3.5)	(5.0)	(5.8)	0.8	(13.5)
Segment income	88.7	105.7	113.9	101.2	409.5
Return on sales	17.7%	20.6%	21.1%	18.7%	19.5%
Corporate and other costs	9.3	8.9	8.7	16.2	43.1
Segment income excluding corporate and other costs	98.0	114.6	122.6	117.4	452.6

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nVent Electric plc
Reconciliation of Net Sales Growth to Organic Net Sales Growth by Segment
for the quarter ended September 30, 2018 (Unaudited)

	Actual
	Q3 Net Sales Growth
	Organic	Currency	Acq./Div.	Total
nVent	5.5%	(1.2)%	—%	4.3%
Enclosures	7.9%	(0.5)%	—%	7.4%
Thermal Management	1.6%	(2.7)%	—%	(1.1)%
Electrical & Fastening Solutions	6.0%	(0.8)%	—%	5.2%

nVent Electric plc
Reconciliation of Net Sales Growth to Organic Net Sales Growth by Segment
for the quarter ended and the year ended December 31, 2018 (Unaudited)

	Forecast (1)
	Q4 Net Sales Growth				Full Year Net Sales Growth
	Organic	Currency	Acq./Div.	Total	Organic	Currency	Acq./Div.	Total
nVent	2 - 4%	(1)%	—%	1 - 3%	3 - 4%	1%	—%	4 - 5%
Enclosures					5 - 6%	1%	—%	6 - 7%
Thermal Management					0 - 1%	1%	—%	1 - 2%
Electrical & Fastening Solutions					2 - 4%	1%	—%	3 - 5%
(1) Forecast information represents an approximation

nVent Electric plc
Reconciliation of cash from operating activities to free cash flow (Unaudited)

Nine months ended
In millions	September 30, 2018
Free cash flow
Net cash provided by (used for) operating activities - as reported	$182.6
Interest expense - pro forma	5.6
Net cash provided by (used for) operating activities - pro forma	177.0
Capital expenditures	(28.5)
Proceeds from sale of property and equipment	2.3
Free cash flow - pro forma	$150.8